Exhibit 10.79
FOURTH AMENDMENT TO CREDIT AGREEMENT AND RELEASE OF GUARANTORS
     FOURTH AMENDMENT TO CREDIT AGREEMENT AND RELEASE OF GUARANTORS, dated as of February 21, 2008 (this “Amendment”), among Herbalife International, Inc., a Nevada corporation (“Borrower”), Herbalife Ltd., a Cayman Islands exempted company with limited liability (“Holdings”), and the other Guarantors (as defined in the Credit Agreement referred to below) (together with Borrower and Holdings, the “Loan Parties”), the Lenders signatory hereto and Merrill Lynch Capital Corporation (“MLCC”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), in connection with that certain Credit Agreement, dated as of July 21, 2006, as amended by that certain First Amendment to Credit Agreement, dated as of June 21, 2007, that certain Second Amendment to Credit Agreement, dated as of September 17, 2007, and that certain Third Amendment to Credit Agreement, dated as of November 30, 2007 (as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Loan Parties, the lenders party thereto from time to time (the “Lenders”), the Administrative Agent, and MLCC, as collateral agent for the Secured Parties (as defined in the Credit Agreement). Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.
W I T N E S S E T H:
     WHEREAS, the Loan Parties, the Lenders named therein, the Administrative Agent and the other parties thereto have entered into the Credit Agreement;
     WHEREAS, the Borrower has asked the Required Lenders to amend a certain provision of the Credit Agreement;
     WHEREAS, the Credit Agreement permits the release of Guarantors from their guarantee obligations with respect to the Credit Agreement under certain circumstances as set forth in Section 7.09 of the Credit Agreement;
     WHEREAS, in accordance with the terms of Section 7.09 of the Credit Agreement, the Borrower has asked the Administrative Agent to release Herbalife International de Mexico, S.A. de C.V., Herbalife Products de Mexico, S.A. de C.V., Herbalife Europe Limited and Herbalife (U.K.) Limited (individually, a “Released Guarantor” and collectively, the “Released Guarantors”) from their respective guarantee obligations set forth in Article VII of the Credit Agreement; and
     WHEREAS, the Required Lenders signatory hereto are willing to consent to such amendment and release on the terms and subject to the conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and the agreements herein contained, the Loan Parties, the Lenders signatory hereto and the Administrative Agent hereby agree as follows:

ARTICLE I
AMENDMENT TO CREDIT AGREEMENT
     Immediately upon the Effective Date (as defined in Article III below), the following amendment to the Credit Agreement shall become operative:
     Section 1.1 Section 2.10(g). Section 2.10(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(g) [INTENTIONALLY OMITTED]
ARTICLE II
RELEASE OF CERTAIN GUARANTORS
     Immediately upon the Effective Date, the Administrative Agent hereby releases each Released Guarantor from its obligations in respect of its Guarantee in Article VII of the Credit Agreement, which releases from such Guarantees shall be deemed effective as of the closing of the last day of the taxable year that immediately precedes the Effective Date; provided that such Released Guarantors shall continue to be subject to Section 5.11(b) of the Credit Agreement.
ARTICLE III
CONDITIONS TO EFFECTIVENESS
     Immediately upon the satisfaction of all of the following conditions, the amendment contained in Article I and the releases contained in Article II of this Amendment shall become effective (the date on which the applicable conditions are satisfied being the “Effective Date”):
     (a) Amendment. The Administrative Agent shall have received a duly executed counterpart of this Amendment from each of the Loan Parties, the Administrative Agent and the Required Lenders.
     (b) Representations and Warranties. Each of the representations and warranties set forth in Article III of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Effective Date with the same effect as though made on and as of such Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case shall have been true and correct in all material respects (except that those that are qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such earlier date).
     (c) Default. No Default or Event of Default shall have occurred and be continuing and no Default or Event of Default shall result from entering into this Amendment.

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     (d) Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Financial Officer of Borrower, confirming compliance with the conditions precedent set forth in (b) and (c) of this Article III.
     (e) Requirements of Law. The Administrative Agent shall be satisfied that the Amendment shall be in full compliance with all material Requirements of Law, including Regulations T, U and X of the Board.
     (f) Patriot Act. The Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the U.S.A. Patriot Act.
     (g) Fees and Expenses. The Borrower shall have paid all fees and expenses (including, without limitation, legal fees and expenses) payable pursuant to the Loan Documents that have been invoiced on or prior to the date hereof.
     (h) Further Assurances. Administrative Agent shall (at the expense of Borrower) deliver any further releases and other documents reasonably requested by the Borrower to effectuate the release of the Released Guarantors’ obligations in respect of their Guarantees.
ARTICLE IV
MISCELLANEOUS
     Section 4.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
     Section 4.2 No Representations by Lenders or Agents. The Loan Parties hereby acknowledge that they have not relied on any representation, written or oral, express or implied, by any Lender or any Agent, in entering into this Amendment.
     Section 4.3 Representations of the Loan Parties. Each Loan Party represents and warrants to the Agents and the Lenders that (a) the execution, delivery and performance by it of this Amendment are within such entity’s powers and have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (b) it has received all necessary governmental, regulatory or other approvals for the execution and delivery of this Amendment, and the execution, delivery and performance by it of this Amendment do not and will not contravene or conflict with any provision of (i) any law, (ii) any judgment, decree or order or (iii) its articles of incorporation, bylaws, articles or certificate of formation, operating

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agreement or partnership agreement, (c) the execution, delivery and performance by it of this Amendment do not and will not contravene or conflict with or constitute a default under, or cause any lien to arise under, any provision of any material agreement or instrument binding upon any Loan Party or upon any of the respective property of a Loan Party, (d) the Released Guarantors do not constitute all or substantially all of the Subsidiary Guarantors party to the Credit Agreement as of the date of the Credit Agreement or as of the date hereof before giving effect to this Amendment and (e) this Amendment and the Credit Agreement, as amended by this Amendment, are legal, valid and binding obligations of such entity, enforceable against it in accordance with their respective terms. Each Loan Party further represents and warrants to the Agents and the Lenders that (a) each of the representations and warranties set forth in Article III of the Credit Agreement (as amended by this Amendment) or in any other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) on and as of the Effective Date with the same effect as though made on and as of such Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case shall have been true and correct in all material respects (except that those that are qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) on and as of such earlier date), (b) no Default or Event of Default has occurred and is continuing before or after giving effect to this Amendment, and (c) no Material Adverse Change has occurred since December 31, 2005.
     Section 4.4 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby and by the Credit Agreement.
     Section 4.5 Headings. Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
     Section 4.6 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
     Section 4.7 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 4.8 Costs and Expenses. Borrower agrees to pay all reasonable out-of-pocket expenses incurred by any Agent and in connection with the preparation, execution and delivery, administration of this Amendment and the other Loan Documents (whether or not the transactions hereby or thereby contemplated shall be consummated).
     Section 4.9 Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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     Section 4.10 Waiver. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR TO ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.9.
     Section 4.11 Ratification of Guarantees. Each Loan Party hereby consents to this Amendment, and each Loan Party (other than the Released Guarantors) hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, each of the Guarantees to which it is a party is, and shall continue to be, in full force and effect and each such Guarantee is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in such Guarantees to the “Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment, and (b) the Security Documents to which it is a party and all of the Security Agreement Collateral described therein do, and shall continue to, secure the payment of all of the “Secured Obligations” (as defined in the Security Agreement).

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     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

HERBALIFE INTERNATIONAL, INC.,
a Nevada corporation, as Borrower

By:

Name:
Title:

WH CAPITAL CORPORATION,
a Nevada corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE INTERNATIONAL OF AMERICA, INC.,
a Nevada corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE INTERNATIONAL OF EUROPE, INC.,
a California corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE INTERNATIONAL COMMUNICATIONS, INC.,
a California corporation, as a Guarantor

By:

Name:
Title:
[Signature Page to Fourth Amendment to Credit Agreement]

HERBALIFE INTERNATIONAL DISTRIBUTION, INC.,
a California corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE TAIWAN, INC.,
a California corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE INTERNATIONAL (THAILAND), LTD.,
a California corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE INTERNATIONAL DO BRASIL LTDA.,
a corporation dually organized in Brazil and Delaware, as a Guarantor

By:

Name:
Title:

HERBALIFE LTD.,
a Cayman Islands exempted company with limited liability, as a Guarantor

By:

Name:
Title:
[Signature Page to Fourth Amendment to Credit Agreement]

WH INTERMEDIATE HOLDINGS LTD.,
a Cayman Islands exempted company with limited liability, as a Guarantor

By:

Name:
Title:

HBL LTD.,
a Cayman Islands exempted company with limited liability, as a Guarantor

By:

Name:
Title:

HV HOLDINGS LTD.,
a Cayman Islands exempted company with limited liability, as a Guarantor

By:

Name:
Title:

HERBALIFE DISTRIBUTION LTD.,
a Cayman Islands exempted company with limited liability, as a Guarantor

By:

Name:
Title:

WH LUXEMBOURG HOLDINGS S.à.R.L.,
a Luxembourg corporation, as a Guarantor

By:

Name:
Title:
[Signature Page to Fourth Amendment to Credit Agreement]

HLF LUXEMBOURG HOLDINGS S.à R.L.,
a Luxembourg corporation, as a Guarantor

By:

Name:
Title:

WH LUXEMBOURG INTERMEDIATE HOLDINGS S.à.R.L.,
a Luxembourg corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE INTERNATIONAL LUXEMBOURG S.à.R.L.,
a Luxembourg corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE LUXEMBOURG DISTRIBUTION S.à.R.L.,
a Luxembourg corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE OF JAPAN K.K.
a corporation dually organized in Delaware and Japan, as a Guarantor

By:

Name:
Title:
[Signature Page to Fourth Amendment to Credit Agreement]

MERRILL LYNCH CAPITAL CORPORATION,
as a Lender and Administrative Agent

By:

Name:
Title:
[Signature Page to Fourth Amendment to Credit Agreement]

as a Lender

By:

Name:
Title:
[Signature Page to Fourth Amendment to Credit Agreement]